                                                                    Exhibit 10.1

                  SECOND AMENDMENT TO ASSET PURCHASE AGREEMENT

      SECOND AMENDMENT TO ASSET PURCHASE AGREEMENT (this "Second  Amendment"), dated as of May 31, 2007, by and between OLIVOTTO GLASS  TECHNOLOGIES  S.P.A., an Italian  corporation  ("Buyer"),  and LYNCH  SYSTEMS,  INC., a South Dakota
corporation ("Seller").

                              W I T N E S S E T H:

      WHEREAS, the Buyer and the Seller entered into that certain Asset Purchase
Agreement  dated as of May 17,  2007,  as  amended by First  Amendment  to Asset
Purchase  Agreement  dated May 22, 2007 (as so amended,  the  "Agreement"),  and desire  to  enter  into  this  Second  Amendment  in  order  to make  additional amendments to the Agreement;

      WHEREAS, pursuant to Section 11.3 of the Agreement, Buyer has assigned and delegated,  and Lynch  Technologies  LLC, a Delaware limited  liability  company wholly owned by Buyer ("Assignee"), has accepted and assumed, Buyer's rights and obligations under the Agreement, including without limitation the payment of the
Closing Payment;

      NOW  THEREFORE,  for good and  valuable  consideration,  the  receipt  and adequacy of which are hereby  acknowledged,  the parties  hereto hereby agree as follows:

                                   ARTICLE I.

                                   AMENDMENTS

      1.1  Capitalized  terms used in the  Second  Amendment  but not  otherwise defined herein shall have the respective  meanings ascribed to such terms in the
Agreement.

      1.2  For the purpose of  calculating  the  Purchase  Price and the Closing
Payment,  items of Inventory  first  received by Seller on or after May 31, 2007
("Transition  Inventory") shall be valued at 100% of Book Value only if (i) such
Transition Inventory relates to open purchase orders existing on the date hereof listed  on  Schedule  1.2  annexed  hereto  as  approved  by Buyer or (ii)  such
Transition  Inventory relates to new customer orders received  subsequent to May
31, 2007  approved  by Buyer in writing.  In all other  cases,  such  Transition
Inventory shall be valued in accordance with Schedule 3.4(a) (as amended by this
Second Amendment) for purposes of calculating the Purchase Price and the Closing
Payment.

      1.3  Effective as of the date hereof  Section  9.1(e) of the  Agreement is amended and restated to read in full as follows:

            "(e) by  either  Buyer or  Seller if the  Closing  has not  occurred
            (other than  through the failure of any party  seeking to  terminate
            this  Agreement  to  comply  in  all  material   respects  with  its
            obligations under this Agreement) on or before June 18, 2007;"

      1.4  Effective as of the date hereof  Section  7.1(b) of the  Agreement is amended and restated to read in full as follows:

            "(b) Executed  counterparts  of Assignments  and  Assumptions of the
            Permits,  the  Personal  Property  Leases  and the  Contracts  which include the written  consents of all parties  (including the consent of Emhart Glass S.A. but excluding that of The Eldrid Company, Inc.)
            necessary  in  order  to  duly  transfer  all  of  Seller's   rights
            thereunder  to  Buyer,   in  the  form  of  Exhibit  C  hereto  (the
            "Assignments and Assumptions")."

      1.5  The last  paragraph of Section 1.1 is hereby  amended and restated in its entirety as follows:

            Notwithstanding  the  foregoing,  there shall be  excluded  from the
            Property the following assets and properties of Seller related to or used in  connection  with  the  Business:  (i)  all  cash  and  cash equivalents;  (ii) all tax  refunds  of any kind paid or  payable to
            Seller;  (iii)  all  assets  listed  on  Schedule  1.1(l),  (iv) all accounts  receivable from Hind Glass,  Bouteillerie  and PT Kedaung, the gearless tablewear shear, the show machine and that certain used machine  presently  in India  which  Buyer has  received  in partial payment  from  Advanced  Lamp  Component  &  Tablewares  (the  "Used
            Machine");  (v) the real  property of Seller  identified on Schedule
            1.1(m) (the "Real Property"); (vi) all corporate minute books, stock records, tax returns,  checkbooks,  books of original entry and bank statements and supporting  materials of Seller for all periods,  all of which  shall be  subject to  Buyer's  right to inspect  and copy;
            (vii) all  insurance  policies;  (viii)  all  claims,  causes of and choses  in  action of any sort  that  Seller  may  have,  including, without  limitation,  under  any  of  Seller's  insurance  policies, against any of the officers, directors and/or shareholders of Seller and/or  the  parents,  spouses  and lineal  descendants  of any such persons;  (ix) rights of  set-off,  counterclaim  and/or  recoupment respecting  any  liabilities  or  obligations of Seller not included within the Assumed Liabilities (as hereinafter defined); and (x) the
            Closing Payment (as hereinafter defined); and (xi) all rights in and to the name "Lynch" for all uses other than in  connection  with the products manufactured in the Business on the Closing Date.

      1.6  Section  3.6 is  hereby  amended  and  restated  in its  entirety  as follows:

                  "SECTION 3.6 CONSIGNMENT OF CERTAIN ITEMS.

                  (a) For a period of eighteen (18) months following the Closing
            Date  the  gearless  tablewear  shear  and  the  show  machine  (the
            "Consigned  Items") shall be held on consignment by Buyer.  If Buyer receives  any offers to purchase any of the  Consigned  Items from a third party during such  eighteen-month  period Buyer shall promptly notify Seller and if Seller  accepts such offered terms the proceeds of such sale shall be shared equally  between  Seller and Buyer.  If the  Consigned  Items  have  not  been  so  sold  by the end of such
            eighteen-month   period  Buyer  shall  deliver   possession  of  the
            Consigned Items to Seller.

                  (b) For a period of  twenty-four  (24)  months  following  the
            Closing Date the Used Machine shall be held on consignment by Buyer.
            If Buyer  receives  any offers to purchase  the Used  Machine from a third  party  during  such  twenty-four  month  period  Buyer  shall promptly  notify Seller and if Seller accepts such offered terms the proceeds of such sale shall be delivered  promptly to Seller in such form as they were received including any necessary endorsements.  If the Used Machine has not been so sold by the end of such twenty-four month period Buyer shall  deliver  possession of the Used Machine to
            Seller.

      1.7  The  Agreement is hereby  amended by adding the following new Section
6.13:

                  "SECTION 6.13 COLLECTION OF RECEIVABLES.  If after the Closing
            Date,  Seller  receives  any payments  with respect to  Receivables,
            Seller agrees to promptly  deliver such payments to the Buyer in the form  received,  including  any necessary  endorsements,  and in any event  within five  Business  Days to a bank account  designated  by
            Buyer by June 22, 2007.  Seller agrees to provide Buyer with updates on Tuesday evening of each week regarding Seller's receipt,  if any, of payments on the Receivables."

      1.8  Schedule  3.4(a) is amended  and  restated to read in full as annexed hereto.

                                   ARTICLE II.

                                  MISCELLANEOUS

      2.1  COUNTERPARTS. This Second Amendment may be executed by one or more of the parties to this Second Amendment in any number of separate  counterparts and all of said  counterparts  taken  together shall be deemed to constitute one and the same instrument.

      2.2  GOVERNING LAW. This Second  Amendment and the rights and  obligations of the parties under this Second  Amendment  shall be governed by, and construed and  interpreted  in accordance  with, the laws of the State of New York without regard to choice of law provisions.

      2.3  ENTIRE AGREEMENT. This Second Amendment,  together with the Agreement and the other documents and agreements  reverenced therein to be executed by the
parties   concurrently  with  the  Agreement  or  at  the  Closing   thereunder,
constitutes  the entire  agreement  of the parties  with  respect to the subject matter hereof,  and supersedes any prior agreements or  understandings,  whether written or oral with respect to such subject matter.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF,  the parties have executed this Second Amendment as of the date first written above.

BUYER:

OLIVOTTO GLASS TECHNOLOGIES S.P.A.

By:   /s/ Giulio Napoli
      ---------------------
      Name: Giulio Napoli
      Title: President

SELLER:

LYNCH SYSTEMS, INC.

By:  /s/ Jeremiah Healy
     ----------------------
      Name: Jeremiah Healy
      Title: Chairman of the Board of Directors

ASSIGNEE:

LYNCH TECHNOLOGIES LLC

By:  /s/ Giulio Napoli
     ----------------------
      Name: Giulio Napoli
      Title: President